United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of the Company held on April 29, 2026, shareholders voted on the following matters:
(1)To elect fourteen Director nominees to serve on the Board of Directors of the Company for a one-year term that will expire at the 2027 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hope Andrade	51,978,882	523,317	111,181	6,451,057
Anthony R. Chase	51,435,150	1,043,371	134,859	6,451,057
Cynthia J. Comparin	51,708,705	792,323	112,352	6,451,057
Samuel G. Dawson	51,957,106	538,830	117,444	6,451,057
Crawford H. Edwards	52,221,785	274,860	116,735	6,451,057
John T. Engates	52,167,597	316,657	129,126	6,451,057
Phillip D. Green	51,742,031	784,648	86,701	6,451,057
David J. Haemisegger	51,585,394	900,229	127,757	6,451,057
Charles W. Matthews	50,362,468	1,872,037	378,875	6,451,057
Joseph A. Pierce	51,763,247	720,473	129,660	6,451,057
Jeffrey M. Rummel	52,267,841	207,457	138,082	6,451,057
Linda B. Rutherford	51,765,683	724,340	123,357	6,451,057
Marsha M. Shields	52,224,659	273,628	115,093	6,451,057
Jack Willome	51,932,140	531,430	149,810	6,451,057
(2)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	50,928,898
Votes Against	1,530,796
Abstentions	153,686
Broker Non-Votes	6,451,057
(3)To ratify the selection of Ernst & Young LLP to act as independent auditors of the Company for the fiscal year that began January 1, 2026. Final voting results were as follows:

Votes For	57,710,536
Votes Against	1,237,323
Abstentions	116,578

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Daniel J. Geddes
Daniel J. Geddes
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer)

Dated:	April 29, 2026

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